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                                                                    EXHIBIT 99.3

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:                                                      DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company

                                                                        Report Number:            26   Page 1 of 2
                                                                                          ----------
Chapter 11                                                        For the Period FROM:     12/1/2003
Case No. LA 01-44828-SB (Administratively Consolidated with                               ----------
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                            TO:    12/31/2003
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)                                      ----------

   1 Profit and Loss Statement (Accrual Basis Only)
     A.      Related to Business Operations
             Gross Sales                                                                $      -
                                                                                        --------
             Costs Related to Revenues (Film Cost Amortization)
                                                                                        --------
                           Gross Profit                                                                        -
                                                                                                        --------
             Less:  Operating Expenses
             Officer Compensation                                              26,550
                                                                            ---------
             Salaries and Wages - Other Employees                              11,308
                                                                            ---------
                     Total Salaries and Wages                                             37,858
                                                                                        --------
                     Employee Benefits and Pensions                                        2,655
                                                                                        --------
             Employer Payroll Taxes/Fees                                        1,600
                                                                            ---------
             Other Taxes                                                       18,847
                                                                            ---------
                     Total Taxes                                                          20,447
                                                                                        --------
             Rent and Lease Expense (including parking)                         2,360
                                                                            ---------
             Distribution/Delivery Expenses                                        37
                                                                            ---------
             Interest Expense
                                                                            ---------
             Insurance
                                                                            ---------
             Automobile Expense/Mileage
                                                                            ---------
             Utilities (incl. Phone, phone equipment, internet)                   348
                                                                            ---------
             Depreciation and Amortization
                                                                            ---------
             Business Equipment Leases                                            260
                                                                            ---------
             Business Expense reimbursement                                       703
                                                                            ---------
             Storage Expense                                                    6,823
                                                                            ---------
             Supplies, Office Expenses, Photocopies, etc.                           -
                                                                            ---------
             Bad Debts
                                                                            ---------
             Miscellaneous Operating Expenses                                       -
                                                                            ---------
                     Total Operating Expenses                                             71,490
                                                                                        --------
                           Net Gain/Loss from Business Operations                                        (71,490)
                                                                                                        --------
     B.      Not related to Business Operations
             Income
                     Interest Income
                                                                                        --------
                     Other Non-Operating Revenues                                              -
                                                                                        --------
                     Gross Proceeds on Sale of Assets                               -
                                                                            ----------
                     Less:  Original Cost of Assets plus expenses of sale           -
                                                                            ----------
                           Net Gain/Loss on Sale of Assets                                     -
                                                                                        --------
                     Total Non-Operating Income                                                                -
                                                                                                        --------
             Expenses Not Related to Business Operations
                     Legal and Professional Service Fees                                   9,056
                                                                                        --------
                     Other Non-Operating Expenses (Board/Trustee fees)                         -
                                                                                        --------
                     Total Non-Operating Expenses                                                          9,056
                                                                                                        --------
     NET INCOME/(LOSS) FOR PERIOD                                                                       $(80,546)
                                                                                                        ========

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            DEBTOR IN POSSESSION OPERATING REPORT NO: 26             Page 2 of 2

2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                              Accounts       Accounts
                               Payable      Receivable
                              --------      ----------
 Current Under 30 days               -               -
                              --------      ----------
    Overdue 31-60 days               -               -
                              --------      ----------
    Overdue 61-90 days               -
                              --------      ----------
   Overdue 91-120 days               -
                              --------      ----------
 Overdue Over 121 days               -
                              --------      ----------
     Due in the Future           3,388       2,136,226
                              --------      ----------
                 TOTAL           3,388       2,136,226
                              ========      ==========

3  Statement of Status of Payments to Secured Creditors and Lessors:

   No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

4  Tax Liability

   No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

5  Insurance Coverage                         Carrier/      Amount of           Policy         Premium Paid
                                             Agent Name      Coverage       Expiration Date    Through Date
                                             ----------     ----------      ---------------    ------------
   Worker's Compensation (RENEWED)            St. Paul       1,000,000         1/14/2004        1/14/2004
   Commercial Property (RENEWED)              St. Paul       2,000,000         2/14/2004        2/14/2004
   Errors & Omissions - Library (RENEWED)     St. Paul       3,000,000         3/3/2004          3/3/2004

6  Questions:

   A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

      [ ] Yes            Explain:
      [x] No

   B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

      [ ] Yes            Explain:
      [x] No

7  Statement on Unpaid Professional Fees (Postpetition Amounts Only)

Total unpaid post-petition Professional Fees during the reporting period:   $282,788.18

8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

   None.

9  Quarterly Fees:

   Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                /s/ Alice Neuhauser
                                                -------------------------------
                                                Debtor in Possession